UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2008

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On November 10, 2008, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will present at the Bank of America Energy Conference being held at The Ritz-Carlton Hotel in Key Biscayne, Florida on November 14, 2008, at 8:00 a.m., local time. The Company’s presentation and participation at this conference will be led by Sidney Hinton, the President and Chief Executive Officer of the Company and Christopher T. Hutter, the Vice President and Chief Financial Officer of the Company, and will include information about the business, operations, financial results and prospects of the Company, including its business operations, financial results, strategic initiatives and prospects for the future.
     A copy of the press release announcing the Company’s participation at the Bank of America Energy Conference is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The Company’s slide presentation to be used at the Bank of America Energy Conference, and a link to an audio webcast of the Company’s presentation, are available on the Investor Relations section of the Company’s website at www.powersecure.com. A copy of the Company’s slide presentation is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Messrs. Hinton and Hutter may also be giving this slide presentation from time to time, after this conference, to other investors, investment analysts and other members of the financial and investment community.
     The slide presentation filed herewith as Exhibit 99.2 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.
     The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release of PowerSecure International, Inc., issued November 10, 2008, announcing its participation at the Bank of America Energy Conference

99.2	Investment Slide Presentation of PowerSecure International, Inc., dated November 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Vice President and Chief Financial Officer

Dated: November 14, 2008

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